IBJ FUNDS TRUST

                        SUPPLEMENT DATED OCTOBER 2, 1996
                              TO PROSPECTUS DATED
                                 MARCH 27, 1996

     The following Supplement is provided to update and should be read in conjunction with the information provided in the Prospectus.

     At its September 12, 1996 meeting, the Board of Trustees of the IBJ Funds Trust approved, as successor Administrator to Furman Selz LLC, BISYS Fund
Services Limited Partnership d/b/a BISYS Fund Services. The Board of Trustees also approved, as successor Transfer Agent and Accounting Agent to Furman Selz LLC, BISYS Fund Services, Inc. In addition, the Board approved a new Distribution Agreement with IBJ Funds Distributor, Inc., which will become an affiliate of each BISYS entity at the time of conversion. BISYS and its affiliates have their principal places of business at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS and its affiliates will perform the same services as each predecessor at an identical fee. The conversion is expected to occur during the last quarter of 1996.



ibjsupp